UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 23, 2016

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 1st Ave

Needham, MA 02494

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of TripAdvisor, Inc., a Delaware corporation (the “Company”), was held on June 23, 2016 (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy represented 120,016,107 shares of common stock (generally entitled to one vote per share) and 12,799,999 shares of Class B common stock (generally entitled to ten votes per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of Directors. The stockholders voted on the election of eight directors of the Company, six of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and two of whom were elected by holders of common stock only (“Common Stock Nominees”), each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Combined Stock Nominees
Gregory B. Maffei	195,778,449	45,380,396	6,857,252
Stephen Kaufer	215,998,475	25,160,370	6,857,252
Dipchand “Deep” Nishar	240,194,864	963,981	6,857,252
Spencer M. Rascoff	239,877,391	1,281,454	6,857,252
Albert Rosenthaler	210,232,453	30,926,392	6,857,252
Sukhinder Singh Cassidy	240,013,457	1,145,388	6,857,252
Common Stock Nominees
Jeremy Philips	112,115,779	1,043,076	6,857,252
Robert S. Wiesenthal	112,194,622	964,233	6,857,252

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

Immediately following the Annual Meeting, the Company’s Board of Directors approved the committee composition as set forth below.

Name	Audit Committee	Compensation Committee	Section 16 Committee	Executive Committee
Gregory B. Maffei	—	X	—	X
Stephen Kaufer	—	—	—	X
Dipchand (Deep) Nishar*	—	X	X	—
Jeremy Philips*	X	—	—	—
Spencer M. Rascoff *	X	—	—	—
Albert E. Rosenthaler	—	—	—	—
Sukhinder Singh Cassidy*	—	Chair	Chair	—
Robert S. Wiesenthal*	Chair	—	—	—

*	Independent director

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
247,906,829	72,360	36,908	—

Accordingly, the appointment of independent registered public accounting firm was ratified.

Proposal 3—Approval of the TripAdvisor, Inc. Amended and Restated 2011 Stock and Annual Incentive Plan. The stockholders voted on the TripAdvisor, Inc. Amended and Restated 2011 Stock and Annual Incentive Plan to, among other things, (i) disallow acceleration of equity awards upon a change in control only and (ii) provide for acceleration of equity awards upon the death of a participant, as disclosed in the Company’s proxy statement. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
220,541,163	20,544,911	72,771	6,857,252

Accordingly, the Company’s Amended and Restated 2011 Stock and Annual Incentive Plan was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

By:	/s/ Seth J. Kalvert
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

Dated: June 27, 2016

4